UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

WOODLAND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55401	80-0379897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

865 Innovation Drive, Suite 200 Knoxville, TN	37932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 777-2740

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900/ F: 646.826.9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Pursuant to its Current Report on Form 8-K furnished to the Securities and Exchange Commission (the “Commission”), on April 10, 2017 (the “Original Report”), Woodland Holdings Corporation, a Delaware corporation (the “Company”), reported that it had completed its acquisition of 4M Industrial Oxidation, LLC, a privately-held Tennessee limited liability company (“4MIO”), pursuant to that certain Agreement and Plan of Merger, dated April 6, 2017 (the “Merger Agreement”), by and among the Company, 4MIO Merger Sub, LLC, a Tennessee limited liability company and wholly-owned subsidiary of the Company (the “Merger Sub”), and 4MIO (the “Merger”).

Pursuant to the Merger Agreement, Merger Sub merged with and into 4MIO, with 4MIO being the surviving company and resulting in 4MIO becoming a wholly-owned subsidiary of the Company. The Merger was intended to constitute a tax-free reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended.

In the Merger, the members of 4MIO exchanged their membership interests of 4MIO, representing 100% of the outstanding membership interests of 4MIO, for aggregate of 55 million (55,000,000) shares of common stock, par value $0.01 (the “Common Stock”), of the Company which represented approximately 78.46% of the shares of Common Stock of the Company based on an aggregate of 70,096,470 shares of Common outstanding upon consummation of the Merger.

This Current Report on Form 8-K/A (“Amendment 1”), provides certain additional disclosures required by Item 9.01 of Form 8-K. Except as otherwise provided in this Amendment 1, the Original Report remains unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The audited financial statements of 4M Industrial Oxidation, LLC as of and for the years ended December 31, 2016 and 2015, and the independent auditor’s report thereon, or collectively the 4M Industrial Oxidation, LLC financial statements, are filed as Exhibit 99.1 to this Amendment 1 and are incorporated into this Item 9.01(a) by reference.

(d) Exhibits

Exhibit No.:	Document Description:
99.15	Audited Financial Statements of 4M Industrial Oxidation, LLC as of and for the fiscal years ended December 31, 2016 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

WOODLAND HOLDINGS CORPORATION

Dated: November 6, 2017	By:	/s/ Erwin Vahlsing, Jr.
Erwin Vahlsing, Jr.
Chief Financial Officer
(Principal Financial Officer)

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